UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 26, 2018

Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 26, 2018, Lynn Schweinfurth notified Fiesta Restaurant Group, Inc. (the “Company”) of her resignation as Senior Vice President, Chief Financial Officer and Treasurer of the Company and its subsidiaries effective January 25, 2019 (the “Resignation Date”) to pursue another career opportunity.

On January 1, 2019, the Company appointed Cheri Kinder, the Company’s Vice President, Corporate Controller and Chief Accounting Officer, as Interim Chief Financial Officer and Treasurer of the Company, effective on the Resignation Date. Ms. Kinder, age 51, has served as the Company’s Vice President, Corporate Controller and Chief Accounting Officer since 2016 and previously served as the Company’s Director of External Reporting from 2013 to 2016. Ms. Kinder does not have any other relationships with the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Kinder’s appointment, Ms. Kinder will receive or is eligible to receive the following additional compensation: (i) special payments during the first three fiscal quarters of 2019 totaling $90,720 payable in cash as follows: (1) $25,240 payable on March 31, 2019, (2) $25,240 payable on June 30, 2019 and (3) $40,240 payable on September 30, 2019; (ii) a lump sum retention bonus payment equal to $100,000 payable in cash in the event that Ms. Kinder remains employed by the Company on December 31, 2020, or is terminated without cause by the Company prior to such date and (iii) eligibility to receive an additional one-time equity grant based on the closing market price of the Company’s common stock on the date of grant with a total value of $100,000 which will be granted with terms and conditions consistent with the Company’s customary grant of equity awards to the Company’s executive officers in 2019.

The Company issued a press release on January 2, 2019 announcing the resignation of Ms. Schweinfurth and the appointment of Ms. Kinder, the full text of which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 5.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Fiesta Restaurant Group, Inc. Press Release, dated January 2, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: January 2, 2019

By:	/s/ Louis DiPietro
Name:	Louis DiPietro
Title:	Senior Vice President, General Counsel and Secretary

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